Exhibit 10.2

Schedule is intentionally omitted per Regulation S-K Item 601(b)

because it is not material and is the type of information

that the company treats as private or confidential

FGR BOGOSO PRESTEA LTD

(AS THE TRANSFEROR)

BLUE GOLD BOGOSO PRESTEA LTD

(AS THE TRANSFEREE)

AND

BOGOSO GOLD STREAMING PLC

(AS THE BOND SPV)

AMENDMENT AGREEMENT

RELATING TO A PURCHASE AND ASSUMPTION AGREEMENT DATED 27 JANUARY 2024

DATED 28 MARCH 2024

4 Momotse Avenue, Adabraka

P. O. Box 1632, Accra, Ghana

info@bentsienchill.com; bel@bentsienchill.com

http://www.bentsienchill.com

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	3
2.	AMENDMENTS TO THE PURCHASE AND ASSUMPTION AGREEMENT	4
3.	CONFIRMATION	4
4.	INCORPORATED PROVISIONS	4
SCHEDULE		5

THIS AMENDMENT AGREEMENT is dated 28 MARCH 2024

BETWEEN

(1)	FGR BOGOSO PRESTEA LTD, a private company limited by shares and incorporated under the laws of Ghana with registration number CS24992018 and whose registered office is at First Floor, One Airport Square, Airport City, Accra, Ghana (the Transferor);

(2)	BLUE GOLD BOGOSO PRESTEA LTD, a private company limited by shares and incorporated under the laws of Ghana with registration number CS012590124 and whose registered office is at 4 Momotse Avenue, Adabraka, Accra, Ghana (the Transferee);

AND

(3)	BOGOSO GOLD STREAMING PLC, a public company limited by shares and incorporated under the laws of Ghana with registration number PL000030124 and whose registered office is at 4 Momotse Avenue, Adabraka, Accra, Ghana (the Bond SPV).

BACKGROUND

A.	The Parties (as defined below) entered into the Purchase and Assumption Agreement (as defined below) for the transfer of the Mining Assets (as defined below), assumption of the Debts (as defined below), and the establishment of the Bond Programme (as defined below).

B.	The Parties have agreed to enter into this Agreement (as defined below) to amend certain terms of the Purchase and Assumption Agreement.

C.	This Agreement is supplemental to the Purchase and Assumption Agreement and is made in accordance with Clause 7.5.1 of the Purchase and Assumption Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Terms defined in the Purchase and Assumption Agreement shall have the same meaning as used in this Agreement. In addition, the following definitions apply:

1.1.1	Agreement means this amendment agreement (including the recitals, the schedules and any annexures hereto), as amended or restated from time to time in accordance with the terms hereof;

1.1.2	Agreement Date means the date of this Agreement;

1.1.3	Bond Programme has the meaning given in the Purchase and Assumption Agreement;

1.1.4	Debt has the meaning given in the Purchase and Assumption Agreement;

1.1.5	Mining Assets has the meaning given in the Purchase and Assumption Agreement;

1.1.6	Parties means the parties to this Agreement; and

1.1.7	Purchase and Assumption Agreement means the purchase and assumption agreement dated 27 January 2024 and entered into between the Parties in relation to the transfer of the Mining Assets, assumption of the Debts and the establishment of the Bond Programme.

1.2	The provisions of Clause 1.2 (Interpretation) of the Purchase and Assumption Agreement shall apply to this Agreement as if set out in this Agreement in full, save that, references in those provisions to “this Agreement” shall be construed as references to the Purchase and Assumption Agreement as amended by this Agreement.

2.	AMENDMENTS TO THE PURCHASE AND ASSUMPTION AGREEMENT

2.1	The Purchase and Assumption Agreement is amended with effect from the Agreement Date.

2.2	The definition of “Creditors” in Clause 1.1.15 of the Purchase and Assumption Agreement shall be deleted in its entirety and replaced with the following:

“1.1.15 Creditors mean the Persons whose details are set out under Schedule 3 (Details of Creditors) below and any other Person(s) to whom the Transferor owes a Debt provided that in respect of such other Persons(s), the Transferor shall provide sufficient information satisfactory to the Bond SPV evidencing the Debt;”.

2.3	Schedule 3 (Details of Creditors) of the Purchase and Assumption Agreement shall be deleted in its entirety and replaced with the Schedule to this Agreement.

3.	CONFIRMATION

The Parties hereby acknowledge and confirm that, except as expressly provided in this Agreement, the Purchase and Assumption Agreement remains in full force and effect in accordance with the provisions thereunder and shall be read and construed as one document with this Agreement and nothing contained in this Agreement shall be construed as a waiver or modification of any existing rights, obligations and/or liabilities under the Agreement except such rights, obligations and/or liabilities expressly waived or modified under this Agreement.

4.	INCORPORATED PROVISIONS

Clause 7 (Miscellaneous), Clause 8 (Notices), Clause 9 (Confidentiality), Clause 10 (Governing Law), and Clause 11 (Dispute Resolution) of the Purchase and Assumption Agreement shall apply to this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

SCHEDULE

DETAILS OF CREDITORS

[Intentionally Omitted Per Regulation S-K Item 601(b)]

SIGNATURE PAGE

THIS AGREEMENT has been entered into by the Parties (or their duly authorised representatives) on the Agreement Date.

	For:	FGR BOGOSO PRESTEA LTD (AS TRANSFEROR)

Name:

Designation:

SIGNATURE PAGE

THIS AGREEMENT has been entered into by the Parties (or their duly authorised representatives) on the Agreement Date.

	For:	BLUE GOLD BOGOSO PRESTEA LTD (as TRANSFEREE)

Name:

Designation:

SIGNATURE PAGE

THIS AGREEMENT has been entered into by the Parties (or their duly authorised representatives) on the Agreement Date.

	For:	BOGOSO GOLD STREAMING PLC (AS BOND SPV)

Name:

Designation:

8